UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

98-1756035
(I.R.S. Employer
Identification Number)
Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co or to Elastic N.V., 33 New Montgomery St., 9th Floor, San Francisco, California 94105.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On October 15, 2026, Elastic N.V. (“Elastic” or the “Company”) held an annual general meeting of shareholders (the “Annual Meeting”) at the Company’s offices at Keizersgracht 281, 1016 ED Amsterdam, the Netherlands. At the Annual Meeting, the Company’s shareholders voted on eleven proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on August 28, 2026 (the “2026 proxy statement”).

(b) As of the close of business on September 17, 2026, the record date for the Annual Meeting (the “Record Date”), there were 105,980,172 ordinary shares of Elastic issued and outstanding and entitled to vote at the Annual Meeting, which excludes 3,024,920 ordinary shares held in treasury and not entitled to vote. As of the Record Date, there were no preferred shares of Elastic issued and outstanding. At least one-third of the issued and outstanding Elastic shares were present or represented at the Annual Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

The certified final voting results with respect to the proposals voted on at the Annual Meeting are set forth below. Each proposal was adopted by the shareholders.

Proposal No. 1 – Appointments of Paul Auvil, Alison Gleeson, and Julia Liuson as non-executive directors, each for a term of three years, ending at the close of the 2029 annual general meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Paul Auvil	84,583,966	1,749,656	19,796	9,115,913
Alison Gleeson	55,084,238	31,250,435	18,745	9,115,913
Julia Liuson	85,597,409	735,964	20,045	9,115,913

Less than a two-thirds majority of the votes cast were cast against such nominee, and therefore Paul Auvil, Alison Gleeson and Julia Liuson were appointed in accordance with the Company's Articles of Association.

Proposal No. 2 – Adoption of the Company’s Dutch statutory annual accounts for the fiscal year ended April 30, 2026 (“Fiscal Year 2026”), which are prepared in accordance with International Financial Reporting Standards:

For	Against	Abstain
95,041,683	180,238	247,410

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 3 – Appointment of PricewaterhouseCoopers Accountants N.V. as the external auditor of the Company’s Dutch statutory annual accounts for the fiscal year ending April 30, 2027 (“Fiscal Year 2027”):

For	Against	Abstain
95,007,294	343,236	118,801

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 4 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for Fiscal Year 2027:

For	Against	Abstain
95,013,023	343,842	112,466

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 5 – Grant of full discharge to the Company’s executive directors from their liability with respect to the performance of their duties as executive directors of the Company during Fiscal Year 2026:

For	Against	Abstain	Broker Non-Votes
86,071,463	97,323	184,632	9,115,913

The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 6 – Grant of full discharge to the Company’s non-executive directors from their liability with respect to the performance of their duties as non-executive directors of the Company during Fiscal Year 2026:

For	Against	Abstain	Broker Non-Votes
86,073,546	95,011	184,861	9,115,913

The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 7 – Authorization of the Company's board of directors (the “Board”) to issue ordinary shares and grant rights to acquire ordinary shares:

For	Against	Abstain
94,538,112	871,335	59,884

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 8 – Authorization of the Board to restrict or exclude pre-emptive rights for issuances of ordinary shares and grants of rights:

For	Against	Abstain
93,574,378	1,833,315	61,638

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and, because more than half of the issued and outstanding ordinary shares of the Company were present or represented at the Annual Meeting, therefore passed.

Proposal No. 9 – Authorization of the Board to repurchase ordinary shares in the capital of the Company:

For	Against	Abstain
94,146,417	1,114,233	208,681

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 10 – Non-binding advisory vote on the compensation of the Company's named executive officers as described in the 2026 proxy statement:

For	Against	Abstain	Broker Non-Votes
72,833,321	13,381,500	138,597	9,115,913
The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers by the affirmative vote of a majority of the votes cast.

Proposal No. 11 – Non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company's named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
85,232,883	5,171	548,737	566,627	9,115,913

The shareholders indicated, on a non-binding advisory basis, their preference for one year as the frequency of holding future non-binding advisory votes on the compensation of the Company's named executed officers. Based on these results, and consistent with the Board’s recommendation to shareholders, the Company will include a non-binding advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy statement every year until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026

ELASTIC N.V.

By:	/s/ Navam Welihinda
Name:	Navam Welihinda
Title:	Chief Financial Officer